Exhibit 10.1

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

2012 EMPLOYEE STOCK PURCHASE PLAN

The M/A-COM Technology Solutions Holdings, Inc. 2012 Employee Stock Purchase Plan (the “2012 Employee Stock Purchase Plan”) is comprised of two subplans as set forth below, each of which is intended to constitute a separate offering: the M/A-COM Technology Solutions Holdings, Inc. U.S. Employee Stock Purchase Plan and the M/A-COM Technology Solutions Holdings, Inc. International Employee Stock Purchase Plan.

Subject to adjustment from time to time as provided in Section 9 of each subplan, the number of shares of Common Stock of M/A-COM Technology Solutions Holdings, Inc. (the “Company”) reserved for sale and authorized for issuance pursuant to the 2012 Employee Stock Purchase Plan, comprised of the M/A-COM Technology Solutions Holdings, Inc. U.S. Employee Stock Purchase Plan and the M/A-COM Technology Solutions Holdings, Inc. International Employee Stock Purchase Plan, shall be:

(a) 1 million shares; plus

(b) an annual increase to be added as of the first day of each fiscal year of the Company equal to the least of (i) 1.25% of the outstanding Common Stock on a fully diluted basis (including the effect of shares of Common Stock issuable pursuant to outstanding warrants, options and similar rights and conversion of any outstanding securities convertible into Common Stock as of the last day of the Company’s immediately preceding fiscal year, (ii) 550,000 shares of Common Stock, and (iii) a lesser amount determined by the Board; provided that any shares from any such increases in previous years that are not actually issued shall continue to be available for issuance under the 2012 Employee Stock Purchase Plan.

Shares issued under the 2012 Employee Stock Purchase Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

U.S. EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE

The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code, but the Company makes no representation of such status or undertaking to maintain such status. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ELIGIBILITY REQUIREMENTS

3.1 Initial Eligibility

Except as provided in Section 3.2, each Employee shall become eligible to participate in the Plan in accordance with Section 4 on the first Enrollment Date on or following the later of (a) the date such Employee begins employment and (b) the Effective Date. Participation in the Plan is entirely voluntary.

3.2 Limitations on Eligibility

The following Employees are not eligible to participate in the Plan:

(a) Employees whose customary employment is twenty (20) hours or less per week; and

(c) Employees who, immediately upon purchasing Shares under the Plan, would own directly or indirectly, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary (and for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee).

SECTION 4. ENROLLMENT

4.1 First Offering Period

Any Eligible Employee immediately prior to the first Offering Period under the Plan will be automatically enrolled in the first Offering Period. An Eligible Employee will be eligible to continue participation in the first Offering Period only if such individual completes and signs an enrollment election form (or completes such other enrollment procedure established by the Committee) and submits such enrollment election to the Company (a) no earlier than the effective date of the Form S-8 registration statement with respect to the issuance of Shares under the 2012 Employee Stock Purchase Plan and (b) no later than ten (10) business days following the effective date of such S-8 registration statement or such other period of time as the Committee may determine (the “Enrollment Window”). An Eligible Employee’s failure to submit the enrollment election form (or complete such other enrollment procedure permitted by the Committee) during the Enrollment Window will result in the automatic termination of such individual’s participation in the first Offering Period.

4.2 Subsequent Offering Periods

Subsequent to commencement of the first Offering Period, any Eligible Employee may enroll in the Plan for an Offering Period by completing and signing an enrollment election form or by such other means as the Committee shall prescribe and submitting such enrollment election to the Company in accordance with procedures established by the Committee on or before the Cut-Off Date with respect to such future Offering Period.

4.3 Continuing Effectiveness of Enrollment Election

Unless otherwise determined by the Committee, the enrollment election and the designated rate of payroll deduction shall continue for future Offering Periods unless the Participant changes or cancels, in accordance with procedures established by the Committee, the enrollment election or designated rate of payroll deduction prior to the Cut-Off Date with respect to a future Offering Period or elects to withdraw from the Plan in accordance with Section 8.1.

SECTION 5. GRANT OF OPTIONS ON ENROLLMENT

5.1 Option Grant

Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant of an option on such Enrollment Date to purchase Shares from the Company pursuant to the Plan.

5.2 Option Expiration

An option granted to a Participant pursuant to the Plan shall expire, if not terminated for any reason first, on the earliest to occur of: (a) the end of the Offering Period in which such option was granted; (b) the completion of the purchase of Shares under the option under Section 7; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

5.3 Purchase of Shares

(a) An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date the largest number of whole Shares, as determined by the Committee, which the funds accumulated in the Participant’s Account as of such Purchase Date will purchase at the applicable Purchase Price; provided, however, that, unless the Committee determines otherwise for a future Offering Period or Purchase Period, no Participant may purchase during a Purchase Period more than 1,500 Shares, subject to adjustment as provided in Section 9 of the Plan.

(b) Notwithstanding anything to the contrary herein, to the extent required by Section 423 of the Code, no Employee shall be granted an option under the Plan (or any other plan of the Company or a Subsidiary intended to qualify under Section 423 of the Code) which would permit the Employee to purchase Shares under the Plan (and such other plan) in any calendar year with a Fair Market Value (determined at the time such option is granted) in excess of $25,000.

(c) Any payments made by a Participant in excess of the limitations of this Section 5.3 shall be returned to the Participant in accordance with procedures established by the Committee.

SECTION 6. PAYMENT

(a) The Committee may designate the time and manner for payment of Shares to be purchased during the Purchase Period, including, but not limited to, through payroll deductions from Eligible Compensation, the terms and conditions of which are designated by the Committee; provided, however, that unless the Committee determines otherwise for a future Purchase Period, any payroll deductions must be in one percent (1%) increments comprising not less than one percent (1%) and not more than fifteen percent (15%) of a Participant’s Eligible Compensation received on each pay day during the Purchase Period. Payment amounts shall be credited on a bookkeeping basis to a Participant’s Account under the Plan. All payment amounts may be used by the Company for any purpose and the Company shall have no obligation to segregate such funds. No interest accrues on payments by Participants.

(b) Any payroll deductions for a Participant shall commence on the first pay day following the Enrollment Date and will end on the last pay day prior to the Purchase Date; provided, however, that for the first Offering Period, payroll deductions will commence on the first pay day on or following the end of the Enrollment Window.

SECTION 7. PURCHASE OF SHARES

7.1 Option Exercise

Any option held by a Participant that was granted under the Plan and that remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the number of whole Shares, as determined by the Committee, that the funds accumulated in the Participant’s Account as of the Purchase Date will purchase at the applicable Purchase Price (but not in excess of the number of Shares for which options have been granted to the Participant pursuant to Section 5.3). Options for other Shares for which options have been granted that are not purchased on the last Purchase Date during the Offering Period shall terminate. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of an option, the Committee may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

7.2 Refund of Excess Amount

If, after a Participant’s exercise of an option under Section 7.1, an amount remains credited to the Participant’s Account as of a Purchase Date (including after return of any amount pursuant to Section 5.3(c)), then the remaining amount shall be (a) if no further Purchase Periods are immediately contemplated by the Committee, distributed to the Participant as soon as administratively feasible, or (b) if another Purchase Period is contemplated by the Committee, carried forward in the Account for application to the purchase of Shares on the next following Purchase Date.

7.3 Employees of Subsidiary

In the case of Participants employed by a Designated Subsidiary, the Committee may provide for Shares to be sold through the Subsidiary to such Participants, to the extent consistent with Section 423 of the Code.

7.4 Pro Rata Allocation

If the total number of Shares for which options are or could be exercised on any Purchase Date in accordance with this Section 7, when aggregated with all Shares for which options have been previously exercised under the Plan, exceeds the maximum number of Shares reserved in Section 12, the Company may, in accordance with Section 12, allocate the Shares available for delivery and distribution in the ratio that the balance in each Participant’s Account bears to the aggregate balances of all Participants’ Accounts, and the remaining balance of the amount credited to the Account of each Participant under the Plan shall be returned to him or her as promptly as possible.

7.5 Notice of Disposition

If a Participant or former Participant who is subject to United States federal income tax sells, transfers, or otherwise makes a disposition of Shares purchased pursuant to an option granted under the Plan, then such Participant or former Participant shall notify the Company or the Employer in writing of such sale, transfer or other disposition within ten (10) days of the consummation of such sale, transfer, or other disposition. Without limitation on the Participant’s or former Participant’s ability to sell, transfer or otherwise make a disposition of Shares and without limitation on Section 11.2, Participants and former Participants must maintain any Shares purchased pursuant to an option granted under the Plan within two (2) years after the date such option is granted or within one (1) year after the date such Shares were transferred to the Participant at the broker designated by the Committee, unless the Committee determines otherwise.

SECTION 8. WITHDRAWAL FROM THE PLAN, TERMINATION

OF EMPLOYMENT, AND LEAVES OF ABSENCE

8.1 Withdrawal From the Plan

A Participant may withdraw all funds accumulated in the Participant’s Account from the Plan during any Purchase Period by delivering a notice of withdrawal to the Company or the Employer (in a manner prescribed by the Committee) at any time up to but not including the ten (10) days prior to the Purchase Date for such Purchase Period, or by such longer time period in advance of the Purchase Date as the Committee may require. If notice of complete withdrawal from the Plan as described in the preceding sentence is timely received, the Company or the Employer will cease the Participant’s payroll withholding for the Plan and all funds then accumulated in the Participant’s Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible. An Employee who has withdrawn from a Purchase Period may not return funds to the Company or the Employer during that Purchase Period and require the Company or the Employer to apply those funds to the purchase of Shares. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan as of the next subsequent Enrollment Date, if any, in accordance with Section 4.2.

8.2 Termination of Participation

Participation in the Plan terminates immediately on the date on which a Participant ceases to be employed by the Company or the Employer for any reason whatsoever or otherwise ceases to be an Eligible Employee, and all funds then accumulated in the Participant’s Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible.

8.3 Leaves of Absence

If a Participant takes a leave of absence, such Participant shall have the right, in accordance with procedures prescribed by the Committee, to elect to withdraw from the Plan in accordance with Section 8.1. To the extent determined by the Committee or required by Section 423 of the Code, certain leaves of absence may be treated as cessations of employment for purposes of the Plan.

SECTION 9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION,

DISSOLUTION, LIQUIDATION, MERGER OR SALE OF ASSETS

9.1 Adjustments Upon Changes in Capitalization

Subject to any required action by the stockholders of the Company, the right to purchase Shares covered by a current Offering Period and the number of Shares which have been authorized for issuance under the Plan for any future Offering Period, the maximum number of Shares each Participant may purchase each Offering or Purchase Period (pursuant to Section 5.3 hereof), as well as the price per Share and the number of Shares covered by each right under the Plan which have not yet been purchased shall be proportionately adjusted in the sole discretion of the Committee for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the Common Stock, or recapitalization, reorganization, consolidation, split-up, spin-off, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company. Except as expressly provided otherwise by the Committee, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares.

9.2 Adjustment Upon Dissolution, Liquidation, Merger or Sale of Assets

Without limitation on the preceding provisions, in the event of any dissolution, liquidation, merger, consolidation, sale of all or substantially all of the Company’s outstanding voting securities, sale, lease, exchange or other transfer of all or substantially all of the Company’s assets, or any similar transaction as determined by the Committee in its sole discretion, the Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the number and class of Shares which may be delivered under Section 12, in the number, class of or price of Shares available for purchase under the Plan and in the number of Shares which a Participant is entitled to purchase and any other adjustments it deems appropriate. Without limiting the Committee’s authority under the Plan, in the event of any such transaction, the Committee may elect to have the options hereunder assumed or such options substituted by a successor entity, to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, to shorten the Offering Period by setting a new Purchase Date, or to take such other action deemed appropriate by the Committee.

SECTION 10. DESIGNATION OF BENEFICIARY

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the amount in his or her Account is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant’s lifetime. In the absence of any such designation, any Account balance remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

SECTION 11. ADMINISTRATION

11.1 Administration by Committee

The Plan shall be administered by the Committee. The Committee shall have the authority to delegate duties to officers, directors or employees of the Company.

11.2 Authority of Committee

The Committee shall have the full and exclusive discretionary authority to construe and interpret the Plan and options granted under it; to establish, amend, and revoke rules and regulations for administration of the Plan (including, without limitation, the determination and change of Offering Periods, Purchase Periods and payment procedures, the requirement that Shares be held by a specified broker, and the establishment of the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars); to determine all questions of eligibility, disputed claims and policy that may arise in the administration of the Plan; to make any changes to the Plan or its operations to reduce or eliminate any unfavorable legal, accounting or other consequences to the extent deemed appropriate by the Committee; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be part of the Employer. The Committee’s determinations as to the interpretation and operation of the Plan shall be final and conclusive and each action of the Committee shall be binding on all persons.

In exercising the powers described in the foregoing paragraph, the Committee may adopt special or different rules for the operation of the Plan including, but not limited to, rules which allow employees of any foreign Subsidiary to participate in, and enjoy the tax benefits offered by, the Plan; provided, however, that such rules shall not result in any grantees of options having different rights and/or privileges under the Plan in violation of Section 423 of the Code nor otherwise cause the Plan to fail to satisfy the requirements of Section 423 of the Code and the regulations thereunder.

11.3 Administrative Modifications

The Plan provisions relating to the administration of the Plan may be modified by the Committee from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws of the United States, to obtain any exemption under such laws, or to reduce or eliminate any unfavorable legal, accounting or other consequences or for any other purpose deemed appropriate by the Committee.

SECTION 12. NUMBER OF SHARES

Subject to adjustment as set forth in Section 9, the number of Shares reserved for sale and authorized for issuance pursuant to the 2012 Employee Stock Purchase Plan is:

(a)	1 million shares; plus

(b) an annual increase to be added as of the first day of each fiscal year of the Company equal to the least of (i) 1.25% of the outstanding Common Stock on a fully diluted basis (including the effect of shares of Common Stock issuable pursuant to outstanding warrants, options and similar rights and conversion of any outstanding securities convertible into Common Stock as of the last day of the Company’s immediately preceding fiscal year, (ii) 550,000 shares of Common Stock, and (iii) a lesser amount determined by the Board; provided that any shares from any such increases in previous years that are not actually issued shall continue to be available for issuance under the 2012 Employee Stock Purchase Plan.

Accordingly, the number of Shares authorized for issuance pursuant to the Plan is the number of Shares specified above less the number of Shares issued pursuant to the M/A-COM Technology Solutions Holdings, Inc. International Employee Stock Purchase Plan. If any option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such option shall again become available for issuance under the 2012 Employee Stock Purchase Plan. If on a given Purchase Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practical and as it shall determine to be equitable.

SECTION 13. MISCELLANEOUS

13.1 Restrictions on Transfer

Options granted under the Plan to a Participant may not be exercised during the Participant’s lifetime other than by the Participant. Neither amounts credited to a Participant’s Account nor any rights with respect to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution or by a beneficiary designation as permitted by Section 10. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 8.1.

13.2 Administrative Assistance

If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of Shares, delivery of reports, or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the Account in the Participant’s name, or if the Participant so indicates in the enrollment form, in the Participant’s name together with the name of his or her spouse in joint tenancy with right of survivorship or spousal community property, or in certain forms of trust approved by the Committee.

13.3 Treatment of Non-U.S. Participants

Participants who are employed by non-U.S. Designated Subsidiaries, who are paid in foreign currency, and who contribute foreign currency to the Plan through contributions or payroll deductions will have such contributions converted to U.S. dollars. The exchange rate and method for such conversion will be determined as prescribed by the Committee. In no event will any procedure implemented for dealing with exchange rate fluctuations that may occur during an Offering Period result in a purchase price below the Purchase Price permitted under the Plan. Each Participant shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Participant contributions are converted to U.S. dollars and the following Purchase Date.

13.4 Withholding

The Company or any Employer shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any member of the Employer, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

13.5 Equal Rights and Privileges

All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Notwithstanding the express terms of the Plan, any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Committee be reformed to comply with the requirements of Section 423 of the Code. This Section 13.5 shall take precedence over all other provisions in the Plan.

13.6 Applicable Law

The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

13.7 Amendment and Termination

The Board may amend, alter or terminate the Plan at any time; provided, however, that (a) the Plan may not be amended in a way that will cause rights issued under the Plan to fail to meet the requirements of Section 423 of the Code and (b) no amendment that would amend or modify the Plan in a manner requiring stockholder approval under Section 423 of the Code or the requirements of any securities exchange on which the Shares are traded shall be effective unless such stockholder approval is obtained. In addition, the Committee may amend the Plan as provided in Section 11.3, subject to the conditions set forth in this Section 13.7.

If the Plan is terminated prior to the date set forth in Section 13.8, the Committee may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants’ Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

13.8 Term of Plan

Unless sooner terminated by the Board, the Plan shall automatically terminate on the tenth anniversary of the earlier of (a) the date the Board adopts the Plan and (b) the date the stockholders approve the Plan. After the Plan terminates in accordance with the foregoing sentence, no future options may be granted under the Plan, but options previously granted shall remain outstanding in accordance with their terms and conditions and the Plan’s terms and conditions.

13.9 No Right of Employment

Neither the grant nor the exercise of any rights to purchase Shares under the Plan nor anything in the Plan shall impose upon the Company or any member of the Employer any obligation to employ or continue to employ any Employee. The right of the Company or a member of the Employer to terminate any Employee shall not be diminished or affected because any rights to purchase Shares have been granted to such Employee.

13.10 Rights as Stockholder

No Participant shall have any rights as stockholder unless and until Shares have been issued to him or her.

13.11 Governmental Regulation

The Company’s obligation to sell and deliver Shares under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such Shares.

13.12 Gender

When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

13.13 Condition for Participation

As a condition to participation in the Plan, Eligible Employees agree to be bound by the terms of the Plan (including, without limitation, the notification and holding requirements of Section 7.5) and the determinations of the Committee.

APPENDIX A

DEFINITIONS

As used in the Plan,

“2012 Employee Stock Purchase Plan” means the M/A-COM Technology Solutions Holdings, Inc. 2012 Employee Stock Purchase Plan, of which the Plan is a subplan.

“Account” means a recordkeeping account maintained for a Participant to which Participant contributions and payroll deductions, if applicable, shall be credited.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee or any other committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” means M/A-COM Technology Solutions Holdings, Inc., a Delaware corporation.

“Cut-Off Date” means the date established by the Committee from time to time by which enrollment forms must be received prior to an Enrollment Date.

“Designated Subsidiary” means any Subsidiary which has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan and which has adopted the Plan with the approval of the Committee in its sole and absolute discretion.

“Effective Date” means the day on which shares of Common Stock are first offered to the public in an underwritten initial public offering of the Common Stock pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (such day being the first trading day for the Common Stock on the Nasdaq Stock Market, the New York Stock Exchange or other applicable trading market).

“Eligible Compensation” means all base gross earnings, including such amounts of gross earnings as are deferred by an Eligible Employee (a) under a qualified cash or deferred arrangement described in Section 401(k) of the Code or (b) to a plan qualified under Section 125 of the Code. Eligible Compensation does not include overtime, cash bonuses, commissions, severance pay, hiring and relocation bonuses, pay in lieu of vacations, sick leave, gain from stock option exercises or any other special payments. The Committee, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Eligible Compensation for a future Offering Period.

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“Eligible Employee” means an Employee eligible to participate in the Plan in accordance with Section 3.

“Employee” means any individual who is an employee of the Employer for tax purposes.

“Employer” means the Company or any Designated Subsidiary of the Company by which an Employee is employed.

“Enrollment Date” means the first Trading Day of an Offering Period.

“Enrollment Window” has the meaning set forth in Section 4.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish; provided, however, that for the initial Offering Period under the Plan, the Fair Market Value for such Offering Period shall be equal to 100% of the initial public offering price per share of Common Stock, before underwriters’ discounts or concessions, set forth in that certain underwriting agreement between the Company and the representatives of the underwriters and executed in connection with the Company’s initial public offering of the Common Stock.

“Grant Date” means a date on which an Eligible Employee is granted an option under the Plan pursuant to Section 5.

“Grant Price” means the Fair Market Value of a Share on the Grant Date for such option.

“Offering Period” means the period beginning on the Effective Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall in no event end later than twenty-seven (27) months from the Grant Date. The Offering Period may but need not be the same as the Purchase Period, as determined by the Committee.

“Participant” means an Eligible Employee who has enrolled in the Plan pursuant to Section 4.

“Plan” means this M/A-COM Technology Solutions Holdings, Inc. U.S. Employee Stock Purchase Plan.

“Purchase Date” with respect to a Purchase Period means the last Trading Day in such Purchase Period.

“Purchase Date Price” means the Fair Market Value of a Share on the applicable Purchase Date.

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“Purchase Period” means the period beginning on the Effective Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall, in no event end later than twenty-seven (27) months from the Grant Date.

“Purchase Price” means the price designated by the Committee, at which each Share may be purchased under any option, but in no event less than eighty-five percent (85%) of the lesser of:

(a)	The Grant Price and

(b)	The Purchase Date Price.

“Shares” means shares of the Company’s Common Stock.

“Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

“Trading Day” means a day on which the Nasdaq Stock Market, the New York Stock Exchange or other alternative exchange or service on which the Common Stock is traded, listed or quoted is open for trading.

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M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE

The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ELIGIBILITY REQUIREMENTS

3.1 Initial Eligibility

Except as provided in Section 3.2, each Employee shall become eligible to participate in the Plan in accordance with Section 4 on the first Enrollment Date on or following the later of (a) the date such Employee begins employment and (b) the Effective Date. Participation in the Plan is entirely voluntary.

3.2 Limitations on Eligibility

Unless otherwise determined appropriate by the Committee, Employees whose customary employment is twenty (20) hours or less per week are not eligible to participate in the Plan.

SECTION 4. ENROLLMENT

4.1 First Offering Period

Any Eligible Employee immediately prior to the first Offering Period under the Plan will be automatically enrolled in the first Offering Period. An Eligible Employee will be eligible to continue participation in the first Offering Period only if such individual completes and signs an enrollment election form (or completes such other enrollment procedure established by the Committee) and submits such enrollment election to the Company (a) no earlier than the effective date of the Form S-8 registration statement with respect to the issuance of Shares under the 2012 Employee Stock Purchase Plan and (b) no later than ten (10) business days following the effective date of such S-8 registration statement or such other period of time as the Committee may determine (the “Enrollment Window”). An Eligible Employee’s failure to submit the enrollment election form (or complete such other enrollment procedure permitted by the Committee) during the Enrollment Window will result in the automatic termination of such individual’s participation in the first Offering Period.

4.2 Subsequent Offering Periods

Subsequent to commencement of the first Offering Period, any Eligible Employee may enroll in the Plan for an Offering Period by completing and signing an enrollment election form or by such other means as the Committee shall prescribe and submitting such enrollment election to the Company in accordance with procedures established by the Committee on or before the Cut-Off Date with respect to such future Offering Period.

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4.3 Continuing Effectiveness of Enrollment Election

Unless otherwise determined by the Committee, the enrollment election and the designated rate of payroll deduction shall continue for future Offering Periods unless the Participant changes or cancels, in accordance with procedures established by the Committee, the enrollment election or designated rate of payroll deduction prior to the Cut-Off Date with respect to a future Offering Period or elects to withdraw from the Plan in accordance with Section 8.1.

SECTION 5. GRANT OF OPTIONS ON ENROLLMENT

5.1 Option Grant

Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant of an option on such Enrollment Date to purchase Shares from the Company pursuant to the Plan.

5.2 Option Expiration

An option granted to a Participant pursuant to the Plan shall expire, if not terminated for any reason first, on the earliest to occur of: (a) the end of the Offering Period in which such option was granted; (b) the completion of the purchase of Shares under the option under Section 7; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

5.3 Purchase of Shares

An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date the largest number of whole Shares, as determined by the Committee, which the funds accumulated in the Participant’s Account as of such Purchase Date will purchase at the applicable Purchase Price; provided, however, that, unless the Committee determines otherwise for a future Offering Period or Purchase Period, no Participant may purchase during a Purchase Period more than 1,500 Shares, subject to adjustment as provided in the Plan. Any payment made by a Participant in excess of the foregoing limitation shall be returned to the Participant in accordance with procedures established by the Committee.

SECTION 6. PAYMENT

(a) The Committee may designate the time and manner for payment of Shares to be purchased during the Purchase Period, including, but not limited to, through payroll deductions from Eligible Compensation, the terms and conditions of which are designated by the Committee; provided, however, that unless the Committee determines otherwise for a future Purchase Period, any payroll deductions must be in one percent (1%) increments

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comprising not less than one percent (1%) and not more than fifteen percent (15%) of a Participant’s Eligible Compensation received on each pay day during the Purchase Period. Payment amounts shall be credited on a bookkeeping basis to a Participant’s Account under the Plan. All payment amounts may be used by the Company for any purpose and the Company shall have no obligation to segregate such funds. No interest accrues on payments by Participants.

(b) Any payroll deductions for a Participant shall commence on the first pay day following the Enrollment Date and will end on the last pay day prior to the Purchase Date; provided, however, that for the first Offering Period, payroll deductions will commence on the first pay day on or following the end of the Enrollment Window.

SECTION 7. PURCHASE OF SHARES

7.1 Option Exercise

Any option held by a Participant that was granted under the Plan and that remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the number of whole Shares, as determined by the Committee, that the funds accumulated in the Participant’s Account as of the Purchase Date will purchase at the applicable Purchase Price (but not in excess of the number of Shares for which options have been granted to the Participant pursuant to Section 5.3). Options for other Shares for which options have been granted that are not purchased on the last Purchase Date during the Offering Period shall terminate. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of an option, the Committee may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

7.2 Refund of Excess Amount

If, after a Participant’s exercise of an option under Section 7.1, an amount remains credited to the Participant’s Account as of a Purchase Date (including after return of any amount pursuant to Section 5.3), then the remaining amount shall be (a) if no further Purchase Periods are immediately contemplated by the Committee, distributed to the Participant as soon as administratively feasible, or (b) if another Purchase Period is contemplated by the Committee, carried forward in the Account for application to the purchase of Shares on the next following Purchase Date.

7.3 Employees of Subsidiary

In the case of Participants employed by a Designated Subsidiary, the Committee may provide for Shares to be sold through the Subsidiary to such Participants.

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7.4 Pro Rata Allocation

If the total number of Shares for which options are or could be exercised on any Purchase Date in accordance with this Section 7, when aggregated with all Shares for which options have been previously exercised under the Plan, exceeds the maximum number of Shares reserved in Section 12, the Company may, in accordance with Section 12, allocate the Shares available for delivery and distribution in the ratio that the balance in each Participant’s Account bears to the aggregate balances of all Participants’ Accounts, and the remaining balance of the amount credited to the Account of each Participant under the Plan shall be returned to him or her as promptly as possible.

SECTION 8. WITHDRAWAL FROM THE PLAN, TERMINATION

OF EMPLOYMENT, AND LEAVES OF ABSENCE

8.1 Withdrawal From the Plan

A Participant may withdraw all funds accumulated in the Participant’s Account from the Plan during any Purchase Period by delivering a notice of withdrawal to the Company or the Employer (in a manner prescribed by the Committee) at any time up to but not including the ten (10) days prior to the Purchase Date for such Purchase Period, or by such longer time period in advance of the Purchase Date as the Committee may require. If notice of complete withdrawal from the Plan as described in the preceding sentence is timely received, the Company or the Employer will cease the Participant’s payroll withholding for the Plan and all funds then accumulated in the Participant’s Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible. An Employee who has withdrawn from a Purchase Period may not return funds to the Company or the Employer during that Purchase Period and require the Company or the Employer to apply those funds to the purchase of Shares. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan as of the next subsequent Enrollment Date, if any, in accordance with Section 4.2.

8.2 Termination of Participation

Participation in the Plan terminates immediately on the date on which a Participant ceases to be employed by the Company or the Employer for any reason whatsoever or otherwise ceases to be an Eligible Employee, and all funds then accumulated in the Participant’s Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible.

8.3 Leaves of Absence

If a Participant takes a leave of absence, such Participant shall have the right, in accordance with procedures prescribed by the Committee, to elect to withdraw from the Plan in accordance with Section 8.1. To the extent determined by the Committee, certain leaves of absence may be treated as cessations of employment for purposes of the Plan.

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SECTION 9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION,

DISSOLUTION, LIQUIDATION, MERGER OR SALE OF ASSETS

9.1 Adjustments Upon Changes in Capitalization

Subject to any required action by the stockholders of the Company, the right to purchase Shares covered by a current Offering Period and the number of Shares which have been authorized for issuance under the Plan for any future Offering Period, the maximum number of Shares each Participant may purchase each Offering or Purchase Period (pursuant to Section 5.3 hereof), as well as the price per Share and the number of Shares covered by each right under the Plan which have not yet been purchased shall be proportionately adjusted in the sole discretion of the Committee for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the Common Stock, or recapitalization, reorganization, consolidation, split-up, spin-off, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company. Except as expressly provided otherwise by the Committee, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares.

9.2 Adjustment Upon Dissolution, Liquidation, Merger or Sale of Assets

Without limitation on the preceding provisions, in the event of any dissolution, liquidation, merger, consolidation, sale of all or substantially all of the Company’s outstanding voting securities, sale, lease, exchange or other transfer of all or substantially all of the Company’s assets, or any similar transaction as determined by the Committee in its sole discretion, the Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the number and class of Shares which may be delivered under Section 12, in the number, class of or price of Shares available for purchase under the Plan and in the number of Shares which a Participant is entitled to purchase and any other adjustments it deems appropriate. Without limiting the Committee’s authority under the Plan, in the event of any such transaction, the Committee may elect to have the options hereunder assumed or such options substituted by a successor entity, to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, to shorten the Offering Period by setting a new Purchase Date, or to take such other action deemed appropriate by the Committee.

SECTION 10. DESIGNATION OF BENEFICIARY

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the amount in his or her Account is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant’s lifetime. In the absence of any such designation, any Account balance remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

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SECTION 11. ADMINISTRATION

11.1 Administration by Committee

The Plan shall be administered by the Committee. The Committee shall have the authority to delegate duties to officers, directors or employees of the Company.

11.2 Authority of Committee

The Committee shall have the full and exclusive discretionary authority to construe and interpret the Plan and options granted under it; to establish, amend, and revoke rules and regulations for administration of the Plan (including, without limitation, the determination and change of Offering Periods, Purchase Periods and payment procedures, the requirement that Shares be held by a specified broker, and the establishment of the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars); to determine all questions of eligibility, disputed claims and policy that may arise in the administration of the Plan; to make any changes to the Plan or its operations to reduce or eliminate any unfavorable legal, accounting or other consequences to the extent deemed appropriate by the Committee; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be part of the Employer. The Committee’s determinations as to the interpretation and operation of the Plan shall be final and conclusive and each action of the Committee shall be binding on all persons. The Committee may adopt special or different rules for the operation of the Plan for different Participants, including, but not limited to, rules designed to accommodate the practices of the applicable jurisdiction.

11.3 Administrative Modifications

The Plan provisions relating to the administration of the Plan may be modified by the Committee from time to time as may be desirable to satisfy any requirements of or under the securities or other applicable laws of the United States or other jurisdiction, to obtain any exemption under such laws, or to reduce or eliminate any unfavorable legal, accounting or other consequences or for any other purpose deemed appropriate by the Committee.

SECTION 12. NUMBER OF SHARES

Subject to adjustment as set forth in Section 9, the number of Shares reserved for sale and authorized for issuance pursuant to the 2012 Employee Stock Purchase Plan is:

(a) 1 million shares; plus

(b) an annual increase to be added as of the first day of each fiscal year of the Company equal to the least of (i) 1.25% of the outstanding Common Stock on a fully diluted basis

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(including the effect of shares of Common Stock issuable pursuant to outstanding warrants, options and similar rights and conversion of any outstanding securities convertible into Common Stock as of the last day of the Company’s immediately preceding fiscal year, (ii) 550,000 shares, and (iii) a lesser amount determined by the Board; provided that any shares from any such increases in previous years that are not actually issued shall continue to be available for issuance under the 2012 Employee Stock Purchase Plan.

Accordingly, the number of Shares authorized for issuance pursuant to the Plan is the number of Shares specified above less the number of Shares issued pursuant to the M/A-COM Technology Solutions Holdings, Inc. U.S. Employee Stock Purchase Plan. If any option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such option shall again become available for issuance under the 2012 Employee Stock Purchase Plan. If on a given Purchase Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practical and as it shall determine to be equitable.

SECTION 13. MISCELLANEOUS

13.1 Restrictions on Transfer

Options granted under the Plan to a Participant may not be exercised during the Participant’s lifetime other than by the Participant. Neither amounts credited to a Participant’s Account nor any rights with respect to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution or by a beneficiary designation as permitted by Section 10. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 8.1.

13.2 Administrative Assistance

If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of Shares, delivery of reports, or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the Account in the Participant’s name, or if the Participant so indicates in the enrollment form, in the Participant’s name together with the name of his or her spouse in joint tenancy with right of survivorship or spousal community property, or in certain forms of trust approved by the Committee.

13.3 Treatment of Non-U.S. Participants

Participants who are employed by non-U.S. Designated Subsidiaries, who are paid in foreign currency, and who contribute foreign currency to the Plan through contributions or payroll

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deductions will have such contributions converted to U.S. dollars. The exchange rate and method for such conversion will be determined as prescribed by the Committee. In no event will any procedure implemented for dealing with exchange rate fluctuations that may occur during an Offering Period result in a purchase price below the Purchase Price permitted under the Plan. Each Participant shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Participant contributions are converted to U.S. dollars and the following Purchase Date.

13.4 Withholding

The Company or any Employer shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any member of the Employer, an amount sufficient to satisfy taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

13.5 Applicable Law

The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

13.6 Amendment and Termination

The Board may amend, alter, or terminate the Plan at any time; provided, however, that no amendment which would amend or modify the Plan in a manner requiring stockholder approval under the requirements of any securities exchange on which the Shares are traded shall be effective unless such stockholder approval is obtained. In addition, the Committee may amend the Plan as provided in Section 11.3, subject to the conditions set forth in this Section 13.6.

If the Plan is terminated prior to the date set forth in Section 13.7, the Committee may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants’ Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

13.7 Term of Plan

Unless sooner terminated by the Board, the Plan shall automatically terminate on the tenth anniversary of the earlier of (a) the date the Board adopts the Plan and (b) the date the stockholders approve the Plan. After the Plan terminates in accordance with the foregoing sentence, no future options may be granted under the Plan, but options previously granted shall remain outstanding in accordance with their terms and conditions and the Plan’s terms and conditions.

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13.8 No Right of Employment

Neither the grant nor the exercise of any rights to purchase Shares under the Plan nor anything in the Plan shall impose upon the Company or any member of the Employer any obligation to employ or continue to employ any Employee. The right of the Company or a member of the Employer to terminate any Employee shall not be diminished or affected because any rights to purchase Shares have been granted to such Employee.

13.9 Rights as Stockholder

No Participant shall have any rights as stockholder unless and until Shares have been issued to him or her.

13.10 Governmental Regulation

The Company’s obligation to sell and deliver Shares under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such Shares.

13.11 Gender

When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

13.12 Condition for Participation

As a condition to participation in the Plan, Eligible Employees agree to be bound by the terms of the Plan and the determinations of the Committee.

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APPENDIX A

DEFINITIONS

As used in the Plan,

“2012 Employee Stock Purchase Plan” means the M/A-COM Technology Solutions Holdings, Inc. 2012 Employee Stock Purchase Plan, of which the Plan is a subplan.

“Account” means a recordkeeping account maintained for a Participant to which Participant contributions and payroll deductions, if applicable, shall be credited.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee or any other committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” means M/A-COM Technology Solutions Holdings, Inc., a Delaware corporation.

“Cut-Off Date” means the date established by the Committee from time to time by which enrollment forms must be received prior to an Enrollment Date.

“Designated Subsidiary” means any Subsidiary which has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan and which has adopted the Plan with the approval of the Committee in its sole and absolute discretion.

“Effective Date” means the day on which shares of Common Stock are first offered to the public in an underwritten initial public offering of the Common Stock pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (such day being the first trading day for the Common Stock on the Nasdaq Stock Market, the New York Stock Exchange or other applicable trading market).

“Eligible Compensation” means all base gross earnings, including such amounts of gross earnings as are deferred by an Eligible Employee (a) under a qualified cash or deferred arrangement described in Section 401(k) of the Code or (b) to a plan qualified under Section 125 of the Code. Eligible Compensation does not include overtime, cash bonuses, commissions, severance pay, hiring and relocation bonuses, pay in lieu of vacations, sick leave, gain from stock option exercises or any other special payments. The Committee, in its discretion, may establish a different definition of Eligible Compensation for a future Offering Period.

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“Eligible Employee” means an Employee eligible to participate in the Plan in accordance with Section 3.

“Employee” means any individual who is an employee of the Employer for purposes of the Plan as determined by the Committee.

“Employer” means the Company or any Designated Subsidiary of the Company by which an Employee is employed.

“Enrollment Date” means the first Trading Day of an Offering Period.

“Enrollment Window” has the meaning set forth in Section 4.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish; provided, however, that for the initial Offering Period under the Plan, the Fair Market Value for such Offering Period shall be equal to 100% of the initial public offering price per share of Common Stock, before underwriters’ discounts or concessions, set forth in that certain underwriting agreement between the Company and the representatives of the underwriters and executed in connection with the Company’s initial public offering of the Common Stock.

“Grant Date” means a date on which an Eligible Employee is granted an option under the Plan pursuant to Section 5.

“Grant Price” means the Fair Market Value of a Share on the Grant Date for such option.

“Offering Period” means the period beginning on the Effective Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall in no event end later than twenty-seven (27) months from the Grant Date. The Offering Period may but need not be the same as the Purchase Period, as determined by the Committee.

“Participant” means an Eligible Employee who has enrolled in the Plan pursuant to Section 4.

“Plan” means this M/A-COM Technology Solutions Holdings, Inc. International Employee Stock Purchase Plan.

“Purchase Date” with respect to a Purchase Period means the last Trading Day in such Purchase Period.

“Purchase Date Price” means the Fair Market Value of a Share on the applicable Purchase Date.

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“Purchase Period” means the period beginning on the Effective Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall, in no event end later than twenty-seven (27) months from the Grant Date.

“Purchase Price” means the price designated by the Committee, at which each Share may be purchased under any option, but in no event less than eighty-five percent (85%) of the lesser of:

(a)	The Grant Price and

(b)	The Purchase Date Price.

“Shares” means shares of the Company’s Common Stock.

“Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

“Trading Day” means a day on which the Nasdaq Stock Market, the New York Stock Exchange or other alternative exchange or service on which the Common Stock is traded, listed or quoted is open for trading.

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PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS SUMMARY PAGE

Date of Board Action	Action	Section/Effect of Amendment	Date of Stockholder Approval

January 27, 2012	Initial Plan Adoption		February 28, 2012

February 28, 2012	Adjust Plan To Give Effect to 1-for-4 Reverse Stock Split (to be effective upon filing of the Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation immediately after the effectiveness of the registration statement related to the initial public offering)	Second Paragraph on First Page; Sections 5.3(a) and 12 (U.S. Plan); Sections 5.3 and 12 (International Plan)	N/A

March 8, 2012	Adjust Plan to increase maximum payroll deduction rate from 10% to 15%	Section 6 (US and International Plan)	N/A

April 23, 2013	Adjust Plan to increase maximum number of Shares purchasable by a Participant in any Purchase Period from 625 to 1,500 effective May 18, 2013	Section 5.3(a) (U.S. Plan); Section 5.3 (International Plan)	N/A